                               SECOND AMENDMENT OF
                      AMENDED AND RESTATED CREDIT AGREEMENT

                  THIS SECOND AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of October 15, 1999, is by and among BASIN EXPLORATION, INC., a Delaware corporation ("Borrower"), U.S. BANK NATIONAL ASSOCIATION f/k/a COLORADO NATIONAL BANK ("USB"), UNION BANK OF CALIFORNIA, N.A. ("Union"), TORONTO DOMINION (TEXAS), INC. ("TDT"), and BANK OF AMERICA, N.A., a national banking association ("BA"), f/k/a BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, successor by merger to BANK OF AMERICA, N.A., f/k/a NATIONSBANK, N.A. ("NationsBank"), in its capacity as a Lender and as Agent for Lenders. USB, Union, TDT and BA are herein collectively referred to as "Lenders."

                                    RECITALS

                  A. Borrower and NationsBank, USB and Union entered into an Amended and Restated Credit Agreement dated as of January 1, 1999, as previously amended (as so amended, the "Credit Agreement"), in order to set forth the terms upon which NationsBank, USB and Union would make loans to Borrower and issue letters of credit at the request of Borrower and by which such loans and letters of credit would be governed and repaid. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

                  B. The parties hereto wish to enter into this Amendment in order to amend certain terms and provisions of the Credit Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. CREDIT AGREEMENT. Effective as of the date of this Amendment, the Credit Agreement shall be, and hereby is, amended as follows:

                           (a) All references in the Credit Agreement to
"NationsBank, N.A." shall be changed to be references to "Bank of America, N.A." The definition of "BA" contained in the first paragraph of this Amendment shall be incorporated into the Credit Agreement, and all references in the Credit Agreement to "NBNA" shall be changed to be references to "BA".

                           (b) TDT shall be added as an additional "Lender"
under the terms of the Credit Agreement. The definition of "TDT" contained in the first paragraph of this Amendment shall be incorporated into the Credit Agreement. On the date hereof, TDT

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will make payments to the other Lenders in such amounts as may be determined by Agent in order to accomplish the re-allocation of the Proportionate Shares being effected pursuant to this Amendment, each of which payments shall be deemed to decrease the outstanding principal balance of the Loan payable to the Lender receiving the payment and to increase the outstanding principal balance of the Loan payable to TDT. Fees due and payable after the date of this Amendment under the terms of the Credit Agreement shall be allocated among Lenders in accordance with their respective Proportionate Shares in effect for the time periods for which such fees are being paid. By its joinder herein, TDT agrees to be bound by all of the terms and provisions of the Credit Agreement, including without limitation the terms and provisions of Article 8 of the Credit Agreement relating to the authority, rights and obligations of Agent and Collateral Agent.

                           (c) References in the Credit Agreement to "NBNA,
USB and Union" shall be changed to be references to "BA, USB, Union and TDT" as follows: (1) in lines 7, 9, and 10 and 12 of the first paragraph on page 1 of the Credit Agreement; (2) in lines 1 and 5 of Recital B on page 1 of the Credit Agreement; (3) in line 1 of the definition of "Lenders" in Section 1.1 on page 9 of the Credit Agreement.

                           (d) The definition of "Maximum Loan Amount" in
Section 1.1 on page 10 of the Credit Agreement shall be deleted, and the following shall be substituted therefor:

                                    "MAXIMUM LOAN AMOUNT" means, at any time,
                  $150,000,000; provided that, at any time prior to the end of the Revolving Period, Borrower may irrevocably elect, by giving written notice to Lenders, to decrease the Maximum Loan Amount to an amount less than the Maximum Loan Amount theretofore in effect.

                           (e) The definition of "Notes" in Section 1.1 on
page 11 of the Credit Agreement shall be deleted, and the following shall be substituted therefor:

                                    "NOTES" means: (a) the Promissory Note of
                  even date herewith, made by Borrower, payable to the order of BA, substantially in the form of Exhibit A-1 attached hereto and made a part hereof, (b) the Promissory Note of even date herewith, made by Borrower, payable to the order of USB, substantially in the form of Exhibit A-2 attached hereto and made a part hereof, (c) the Promissory Note of even date herewith, made by Borrower, payable to the order of Union, substantially in the form of Exhibit A-3 attached hereto and made a part hereof, all as now in effect or as hereafter amended, modified, extended, restated or replaced, and (d) Promissory Note dated October 15, 1999, made by Borrower, payable to

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

                  the order of TDT, substantially in the form of Exhibit A-4 attached hereto and made a part hereof, all as now in effect or as hereafter amended, modified, extended, restated or replaced.

                           (f) The definition of "Proportionate Share" in
Section 1.1 on pages 12 and 13 of the Credit Agreement shall be deleted, and the following shall be substituted therefor:

                                    "PROPORTIONATE SHARE" means, for any Lender,
                  the fractional share equal to that Lender's share of all of the rights and obligations of Lenders hereunder, including without limitation the obligations of Lenders to make Advances hereunder and the rights of Lenders to receive payments hereunder. Unless hereafter amended, the Proportionate Share of each Lender shall be as follows:

                                               BA:            33.333333%
                                               USB:           27.777778%
                                               Union:         22.222222%
                                               TDT:           16.666667%

                           (g) Section 3.2(a) on page 26 of the Credit
Agreement shall be deleted, and the following shall be substituted therefor:

                                    (a) regular semi-annual determinations,
         as of approximately June 1 and December 1 of each year;

                           (h) In line 1 of Section 6.1(b)(5) on page 37 of
the Credit Agreement, "April 1" shall be changed to "April 15". In line 7 of
Section 6.1(b)(5) on page 37 of the Credit Agreement, "October 1" shall be changed to "October 15".

                           (i) The following shall be added at the end of
Section 9.3 on page 58 of the Credit Agreement:

                  TDT's address: 909 Fannin, Suite 1700
                                 Houston, Texas 77010
                                 Attention: Bobby Poirrier

                           (j) Exhibit A-4 attached hereto and made a part
hereof shall be added as Exhibit A-4 to the Credit Agreement.

                  2. AMENDMENT OF EXISTING NOTES. The existing Notes shall be amended, such amendments to be effected by Allonges (the "Allonges"), to be attached to the existing Notes and to be substantially in the form of Exhibits A-1, A-2 and A-3 attached hereto and made a part hereof.

                  3. LOAN DOCUMENTS. All references in any document to the Credit Agreement shall refer to the Credit Agreement, as amended pursuant to this Amendment. All references in any document to any of the existing Notes shall refer to such Note, as amended pursuant to the Allonge relating to such Note.

                  4. CONDITIONS PRECEDENT. The obligations of the parties under this Amendment are subject, at the option of Lenders, to the prior satisfaction of the condition that Borrower shall have executed and/or delivered, or caused to have been executed and/or delivered, to or for the benefit of Lenders, the following (all documents to be satisfactory in form and substance to Lenders):

                           (a) This Amendment.

                           (b) The Allonges.

                           (c) A Promissory Note payable to the order of TDT,
substantially in the form of Exhibit A-4 attached hereto.

                           (d) Such certificates of officers of Borrower as
may be required by Lenders.

                           (e) Any and all other Loan Documents required by
Lenders, including without limitation any and all Security Documents required by Lenders.

                           (f) The arrangement fee payable to Agent pursuant
to the terms of the fee letter agreement between Borrower and Agent.

                  5. REPRESENTATIONS AND WARRANTIES. Borrower hereby certifies to Lenders that as of the date of (and after giving effect to) this Amendment, except as heretofore disclosed to and waived by Lenders: (a) all of Borrower's representations and warranties contained in the Credit Agreement are true, accurate and complete in all material respects, and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

                  6. CONTINUATION OF THE CREDIT AGREEMENT. Except as specified in this Amendment, the provisions of the Credit Agreement shall remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Credit Agreement, the terms of this Amendment shall control. Borrower hereby ratifies, confirms and adopts the Credit Agreement, as amended hereby.

                  7. EXPENSES. Borrower shall pay all reasonable expenses incurred in connection with the transactions contemplated by this Amendment, including without limitation all reasonable fees and reasonable expenses of Lenders' attorneys and all recording and filing fees, charges and expenses.

                  8. MISCELLANEOUS. This Amendment shall be governed by

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

and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Amendment and any and all documents to be delivered in connection herewith may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute on instrument. Delivery of this Amendment and any and all documents to be delivered in connection herewith by any party may be effected, without limitation, by faxing a signed counterpart of this Amendment to BA (any party that effects delivery in such manner hereby agreeing to transmit promptly to BA an actual signed counterpart).

                  EXECUTED as of the date first above written.


                                       BASIN EXPLORATION, INC.


                                       By:  /s/ Neil L. Stenbuck
                                            ------------------------------
                                            Vice President/Chief Financial
                                            Officer

                                       BANK OF AMERICA, N.A., f/k/a BANK OF
                                        AMERICA NATIONAL TRUST AND SAVINGS
                                        ASSOCIATION, successor by merger to
                                        NATIONSBANK, N.A., in its capacity
                                        as a Lender and as Agent for
                                        Lenders


                                       By:
                                            ------------------------------
                                            Managing Director



                                       U.S. BANK NATIONAL ASSOCIATION f/k/a
                                        COLORADO NATIONAL BANK


                                       By:  /s/ Kathryn A. Gaiter
                                            ------------------------------
                                                 Vice President



                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:
                                            ------------------------------
                                                  Vice President


                                       By:
                                            ------------------------------
                                                  Senior Vice President



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


                                       TORONTO DOMINION (TEXAS), INC.


                                       By:
                                            ------------------------------
                                            Title:




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